UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2008 (March 28, 2008)
TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)
410 17th Street, Suite 1850
Denver, CO 80202
(Address of principal executive offices, including zip code)
(303) 565-4600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On April 3, 2008, Teton Energy Corporation (“Teton”) filed with the Securities and Exchange Commission (the “SEC”)a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of its acquisition from Shelby Resources LLC (“Shelby”) and a group of approximately 14 other working interest owners (collectively, the “Sellers”), of reserves, production and certain oil and gas properties in the Central Kansas Uplift of Kansas. The effective date of the acquisition was March 1, 2008, and the acquisition was consummated on April 2, 2008. This Form 8-K/A amends and supplements the Initial 8-K and is being filed to provide the financial statements described in Item 9.01 below which were not previously filed with the Initial 8-K, and are permitted to be filed by amendment no later than 71 calendar days after the date the Initial 8-K was required to be filed with the SEC.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements of businesses acquired.
The audited financial statements of Shelby Resources LLC for the years ended December 31, 2007 and 2006, including the report of the independent auditor, and the unaudited financial statements of Shelby Resources LLC for the year ended December 31, 2005, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma financial information.
The unaudited pro forma combined financial information and explanatory notes give effect to the acquisition of the interests of Shelby, and financial information of the approximately 14 working interest owners by Teton as if the assets had been acquired as of December 31, 2007 (with respect to the pro forma balance sheet information) and as of January 1, 2007 (with respect to the pro forma statement of operations information), and are filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by this reference.
(c) Shell Company Transactions.
Not Applicable.
(d) Exhibits.

Exhibit No.	Description

10.1	Purchase, Sale and Exploration Agreement dated March 24, 2008, entered into on March 28, 2008 by and between, Teton Energy Corporation and Shelby Resources LLC, incorporated by reference to Exhibit 10.1 to Teton’s Form 8-K filed April 3, 2008.

10.2	Form of Registration Rights Agreement, incorporated by reference to Exhibit 10.2 to Teton’s Form 8-K filed April 3, 2008.

10.3	Form of Teton Energy Corporation Common Stock Purchase Warrant, incorporated by reference to Exhibit 10.3 to Teton’s Form 8-K filed April 3, 2008.

10.4	Second Amended and Restated Credit Agreement dated as of April 2, 2008 among Teton Energy Corporation, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto, incorporated by reference to Exhibit 10.4 to Teton’s Form 8-K filed April 3, 2008.

23.1	Consent of Burdick, Meritt & Associates, P.C. dated May 23, 2008, filed herewith.

99.1	Financial statements of Shelby Resources, LLC for the years ended December 31, 2007 and 2006 (audited) and for the year ended December 31, 2005 (unaudited), filed herewith.

99.2	Unaudited pro forma condensed combined financial information and explanatory notes, filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: May 23, 2008	TETON ENERGY CORPORATION
	By:	/s/ Karl. F. Arleth
Karl F. Arleth
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase, Sale and Exploration Agreement dated March 24, 2008, entered into on March 28, 2008 by and between, Teton Energy Corporation and Shelby Resources LLC, incorporated by reference to Exhibit 10.1 to Teton’s Form 8-K filed April 3, 2008.

10.2	Form of Registration Rights Agreement, incorporated by reference to Exhibit 10.2 to Teton’s Form 8-K filed April 3, 2008.

10.3	Form of Teton Energy Corporation Common Stock Purchase Warrant, incorporated by reference to Exhibit 10.3 to Teton’s Form 8-K filed April 3, 2008.

10.4	Second Amended and Restated Credit Agreement dated as of April 2, 2008 among Teton Energy Corporation, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto, incorporated by reference to Exhibit 10.4 to Teton’s Form 8-K filed April 3, 2008.

23.1	Consent of Burdick, Meritt & Associates, P.C. dated May 23, 2008, filed herewith.

99.1	Financial statements of Shelby Resources, LLC for the years ended December 31, 2007 and 2006 (audited) and for the year ended December 31, 2005 (unaudited), filed herewith.

99.2	Unaudited pro forma condensed combined financial information and explanatory notes, filed herewith.